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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

                                       FORM 8-K
                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


                          Date of Report:  October 16, 1996
                                           ----------------
                          (Date of earliest event reported)


                             Tenet Healthcare Corporation
                             ----------------------------
                (Exact name of Registrant as specified in its charter)


    Nevada                            I-7293                95-2557091
    ------                            ------                ----------
(State of  Incorporation)        (Commission File No.)      (IRS Employer
                                                             Identification No.)


                 3820 State Street, Santa Barbara, California  93105
                 ---------------------------------------------------
             (Address of principal executive offices, including zip code)


                                    (805) 563-7000
                                     -------------
                 (Registrant's telephone number, including area code)


                                            N/A
               ------------------------------------------------------------
              (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

         Tenet Healthcare Corporation, a Nevada corporation (the "Registrant"), OHC Acquisition Co., a Delaware corporation and wholly owned subsidiary of the Registrant (the "Merger Sub"), and OrNda Healthcorp, a Delaware corporation ("OrNda"), have entered into that certain Agreement and Plan of Merger (the "Merger Agreement"), dated as of October 16, 1996, pursuant to which the Merger Sub will merge with and into OrNda (the "Merger"), with OrNda as the surviving corporation. As a result of the Merger, OrNda will become a wholly owned subsidiary of the Registrant. The closing of the Merger is subject to certain conditions, including but not limited to, the approval of the common stockholders of both the Registrant and OrNda and the obtaining of certain regulatory approvals.

         As a result of the Merger, each outstanding share of common stock, par value $.01 per share of OrNda (the "Shares") will be converted into the right to receive 1.35 shares of common stock, par value $0.075 per share, of the Registrant (the "Registrant Common Stock") and one associated preferred stock purchase right of the Registrant (a "Right") issued in accordance with the Rights Agreement (the "Rights Agreement"), dated as of December 7, 1988, as amended from time to time, between the Registrant and Bank of America NTS as successor to Bankers Trust Company (references to shares of the Registrant Common Stock issuable in the Merger are deemed to include the associated Rights).

         In connection with the Merger Agreement and in consideration thereof, the Registrant and OrNda entered into that certain Stock Option Agreement (the "Option Agreement") dated October 17, 1996, whereby OrNda granted to the Registrant an option to purchase, under certain circumstances described therein, up to 11,608,358 Shares at a purchase price per Share equal to $29.869, as adjusted as provided therein.

         The Registrant and OrNda also entered into a Stock Option Agreement, dated October 17, 1996 (together with the Option Agreement, the "Stock Option Agreements"), pursuant to which the Registrant granted to OrNda an option to purchase, under certain circumstances described therein, up to 10.46% (on a fully diluted basis after giving effect to the exercise of the option) of the outstanding shares of Registrant Common Stock, together with any associated Rights under the Rights Agreement, at a purchase price of $22.125 per share, as adjusted as provided therein.



                                          1

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         Under the Stock Option Agreements, the options are exercisable by the grantee, in whole or in part, at any time and from time to time, upon the occurrence of certain specified events as described therein, provided that the grantee provide notice, in the manner specified therein, to the issuer of the grantee's desire to exercise the option. The grantee, under certain circumstances, may require the issuer to (i) repurchase the option and/or any shares acquired by exercise of the option, and/or (ii) register the common stock acquired by or issuable upon exercise of the option under the Securities Act of 1933, as amended. The Stock Option Agreements entitle the issuer to a right of first refusal, under certain circumstances, if the grantee desires to sell all or any portion of the option or shares acquired by the grantee pursuant to exercise thereof. Notwithstanding any other provision of the Stock Option Agreements, the Total Profit (as defined therein) which the grantee may realize from the option may not exceed $55,000,000.

         Also in connection with the execution of the Merger Agreement, the Registrant entered into Stockholder Voting Agreements (the "Stockholder Voting Agreements"), dated as of October 17, 1996, with Charles N. Martin and Joseph Littlejohn & Levy Fund, L.P., stockholders of OrNda (the "Stockholders") whereby the Stockholders agreed to vote all of the Shares beneficially owned by them in favor of certain matters, including without limitation, the approval and adoption of the Merger Agreement, and against, among other things, any action or agreement that would impede, interfere with, delay, postpone or attempt to discourage the Merger.

         The Merger Agreement, the Stock Option Agreements and the Stockholder Voting Agreements are attached hereto and incorporated herein by reference. The foregoing summaries of the Merger Agreement, the Stock Option Agreements and the Stockholder Voting Agreements do not purport to be complete descriptions and are qualified in their entirety by reference to such exhibits.



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) EXHIBITS

EXHIBIT  DESCRIPTION
-------  --------------------------------------------------------------------

  2 Agreement and Plan of Merger, dated as of October 16, 1996 by and among Tenant Healthcare Corporation, OHC Acquisition Co. and OrNda Healthcorp. (Incorporated by reference to Exhibit 1 of the Registrant's Schedule 13D (File 005-34836) filed October 28, 1996).

  10.1 Stockholder Voting Agreement, dated as of October 17, 1996, by and between Tenet Healthcare Corporation and Charles N. Martin. (Incorporated by reference to Exhibit 2 of the Registrant's Schedule 13D (File 005-34836) filed October 28, 1996).

  10.2 Stockholder Voting Agreement, dated as of October 17, 1996, by and between Tenet Healthcare Corporation and Joseph Littlejohn & Levy
         Fund, L.P.  (Incorporated by reference to Exhibit 3 of the Registrant's
         Schedule 13D (File 005-34836) filed October 28, 1996).

  10.3 Stock Option Agreement, dated October 17, 1996 by and between Tenet Healthcare Corporation as "Issuer" and OrNda Healthcorp as "Grantee." (Incorporated by reference to Exhibit 4 of the Registrant's Schedule 13D (File 005-34836) filed October 28, 1996).

  10.4 Stock Option Agreement, dated October 17, 1996 by and between Tenet Healthcare Corporation as "Grantee" and OrNda Healthcorp as "Issuer." (Incorporated by reference to Exhibit 5 of the Registrant's Schedule 13D (File 005-34836) filed October 28, 1996).


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                                      SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  TENET HEALTHCARE CORPORATION



                                  By:  /s/ Scott M. Brown
                                        ---------------------------------
                                          Scott M. Brown
                                          Senior Vice President
                                          and Secretary



Date:  November 5, 1996


                                          4

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                                    EXHIBIT INDEX



NUMBER                  EXHIBIT
------                  -------

  2 Agreement and Plan of Merger, dated as of October 16, 1996 by and among Tenant Healthcare Corporation, OHC Acquisition Co. and OrNda Healthcorp. (Incorporated by reference to Exhibit 1 of the Registrant's Schedule 13D (File 005-34836) filed October 28, 1996).

  10.1 Stockholder Voting Agreement, dated as of October 17, 1996, by and between Tenet Healthcare Corporation and Charles N. Martin. (Incorporated by reference to Exhibit 2 of the Registrant's Schedule 13D (File 005-34836) filed October 28,1996).

  10.2 Stockholder Voting Agreement, dated as of October 17, 1996, by and between Tenet Healthcare Corporation and Joseph Littlejohn & Levy Fund, L.P. (Incorporated by reference to Exhibit 3 of the Registrant's Schedule 13D (File 005-34836) filed October 28, 1996).

  10.3 Stock Option Agreement, dated as of October 17, 1996 by and between Tenet Healthcare Corporation as "Issuer" and OrNda Healthcorp as "Grantee." (Incorporated by reference to Exhibit 4 of the Registrant's Schedule 13D (File 005-34836) filed October 28,1996).

  10.4 Stock Option Agreement, dated as of October 17, 1996 by and between Tenet Healthcare Corporation as "Grantee" and OrNda Healthcorp as "Issuer." (Incorporated by reference to Exhibit 5 of the Registrant's
         Schedule 13D (File 005-34836) filed October 28, 1996).


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